UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (Date of earliest event reported): December 13, 2007


                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-A GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-B GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-C GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-D GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
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             (Exact name of Registrant as specified in its Charter)

                        II-A: 0-16388           II-A: 73-1295505
                        II-B: 0-16405           II-B: 73-1303341
                        II-C: 0-16981           II-C: 73-1308986
                        II-D: 0-16980           II-D: 73-1329761
                        II-E: 0-17320           II-E: 73-1324751
                        II-F: 0-17799           II-F: 73-1330632
                        II-G: 0-17802           II-G: 73-1336572
   Oklahoma             II-H: 0-18305           II-H: 73-1342476
----------------      ----------------         -------------------
(State or other         (Commission             (I.R.S. Employer
jurisdiction of         File Number)           Identification No.)
incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [   ] Written  communications  pursuant to Rule 425 under the Securities
            Act (17 CFR 230.425)
      [   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)
      [   ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [   ] Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      On December 12 and 13, 2007, the Geodyne Energy Income Limited Partnership II-A, Geodyne Energy Income Limited Partnership II-B, Geodyne Energy Income Limited Partnership II-C, Geodyne Energy Income Limited Partnership II-D, Geodyne Energy Income Limited Partnership II-E, Geodyne Energy Income Limited Partnership II-F, Geodyne Energy Income Limited Partnership II-G, and Geodyne Energy Income Limited Partnership II-H, (the "Partnerships") sold their interests in a number of producing properties to independent third parties at The Oil and Gas Clearinghouse auction in Houston, Texas. Samson Resources Company, an affiliate of the General Partner, purchased properties from the II-A, II-B, II-C, II-D, II-E, II-F, II-G, and II-H Partnerships through the competitive bidding process at the auction for total net proceeds of approximately $721,000, $998,000, $752,000, $643,000, $323,000, $899,000,
$2,024,000, and $432,000, respectively. In addition, Samson Lone Star, LLC, another affiliate of the General Partner, purchased properties located in Texas from the II-A, II-B, II-C, II-D, II-E, II-F, II-G, and II-H Partnerships through the same competitive bidding process at the auction for total net proceeds of approximately $1,216,000, $2,030,000, $876,000, $214,000, $279,000, $395,000,
$877,000, and $182,000, respectively. Total net proceeds, including sales to affiliated entities, for the auction are as described below:

                                        Reserves
       Number                            Sold as          Reserve
          of    Location    Number     of 12/31/06         Value
        Wells     of         of       Oil       Gas         Sold       Net
P/ship  Sold  Properties Purchasers (Bbls)     (Mcf)      12/31/06   Proceeds
------ ------ ---------- ---------- -------  ---------  ----------- ----------
 II-A   62    Oklahoma       11      25,651    727,060   $2,152,212 $3,884,000
               and Texas
 II-B   44    Oklahoma        7      39,818    898,942    2,917,839  5,046,000
               and Texas
 II-C   65    Oklahoma       13      17,762    629,396    1,990,530  2,471,000
               and Texas
 II-D   22    Oklahoma        7       2,764    487,607    1,310,366  1,067,000
               and Texas
 II-E   67    New Mexico     13       2,509    221,021      596,876  1,073,000
               Oklahoma,
               and Texas
 II-F   63    New Mexico,    14       6,541    604,706    1,557,052  2,727,000
               Oklahoma,
               and Texas
 II-G   63    New Mexico,    14      13,862  1,355,554    3,469,463  6,072,000
               Oklahoma,
               and Texas
 II-H   63    New Mexico,    14       3,159    288,433      739,556  1,291,000
               Oklahoma,
               and Texas

The transactions are subject to standard auction closing conditions.

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



      The proceeds from the sales, less transaction costs, will be included in the February 15, 2008 cash distributions paid by the Partnerships.

      This sale was in conjunction with the Partnerships' scheduled termination on December 31, 2007. All of the Partnerships' properties will be sold as part of the liquidation process.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      The pro forma  financial  information  that would be required  pursuant to
Article 11 of Regulation S-X will be filed by amendment to this Form 8-K on or before December 28, 2007.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-A GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-B GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-C GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-D GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H

                                  By:  GEODYNE RESOURCES, INC.
                                       General Partner

                                         //s// Dennis R. Neill
                                       -----------------------------
                                       Dennis R. Neill
                                       President

DATE: December 19, 2007


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